SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On August 10, 2004, IntraBiotics Pharmaceuticals, Inc. reported its results of operations for its fiscal second quarter ended June 30, 2004. A copy of the press release issued by the Registrant, entitled “IntraBiotics Reports Second Quarter 2004 Financial and Operating Results,” concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Date: August 11, 2004	/s/ David Tucker
David Tucker
Principal Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated August 10, 2004, entitled “IntraBiotics Reports Second Quarter 2004 Financial and Operating Results.”